MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2014, AS SUPPLEMENTED ON SEPTEMBER 18, 2014,

OCTOBER 7, 2014, OCTOBER 23, 2014, DECEMBER 18, 2014,

FEBRUARY 23, 2015 and FEBRUARY 25, 2015

The date of this Supplement is March 19, 2015.

The following changes are made in the Statement of Additional Information of Mercer Funds, effective as of March 10, 2015:

1. In the section titled “Management of the Trust,” the following biography of Robert Phay replaces Mark Gilbert’s biography on page 35:

Name and Age	Position(s) held with Trust	Term of Office (1) and length of term served	Principal Occupation(s) during the past 5 years

Robert Phay (46)	Vice President and Chief Compliance Officer	Since 2015	Mr. Phay is the Chief Risk and Compliance Officer - Investments of Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. since March 2015. Mr. Phay most recently served in various compliance and legal positions for Commonfund, including Chief Compliance Officer (September 2011 – February 2015), Acting General Counsel (January 2015 – February 2015), and Associate General Counsel (July 2006 – December 2014).